SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

EMERSON RADIO CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1) Title of each class of securities to which transaction applies:

           (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           (4) Proposed maximum aggregate value of transaction:

           (5) Total Fee Paid

☐       Fee paid previously with preliminary materials.

☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No:

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VOTING PROCEDURES AND REVOCABILITY OF PROXIES
PROPOSAL 1
PROPOSAL 2
PROPOSAL 3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES
SECTION 16(a) BENEFICIAL OWNERSHIP
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPARISON OF CUMULATIVE TOTAL RETURN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER COMMUNICATIONS AND PROPOSALS
PERSONS MAKING THE SOLICITATION
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
FINANCIAL STATEMENTS

EMERSON RADIO CORP.
Nine Entin Road
P.O. Box 430
Parsippany, New Jersey 07054-0430

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 6, 2004

Dear Stockholder:

     As a stockholder of Emerson Radio Corp. (“we”, “our” or “Emerson”), you are hereby given notice of and invited to attend in person or by proxy Emerson’s 2004 Annual Meeting of Stockholders to be held at the LaCima Club, The Tower at Williams Square, Suite 2600, 5215 North O’Connor Road, Irving, Texas 75039 on Friday, August 6, 2004, at 1:00 p.m. (local time).

     At this year’s stockholders’ meeting, you will be asked to (i) elect five directors to serve for a one-year term, (ii) approve Emerson’s 2004 Employee Stock Incentive Plan, (iii) approve Emerson’s 2004 Non-Employee Outside Director Stock Option Plan and (iv) transact such other business as may properly come before the meeting and any adjournment(s) thereof. The Board of Directors unanimously recommends that you vote FOR the directors nominated, FOR the approval of Emerson’s 2004 Employee Stock Incentive Plan and FOR the approval of Emerson’s 2004 Non-Employee Outside Director Stock Option Plan. Accordingly, please give careful attention to these proxy materials.

     Only stockholders of record of Emerson’s common stock as of the close of business on July 16, 2004, are entitled to notice of and to vote at such meeting and any adjournment(s) thereof. Emerson’s transfer books will not be closed.

     You are cordially invited to attend the meeting. However, whether or not you expect to attend the meeting, we want to have the maximum representation at the Annual Meeting and respectfully request that you date, execute and mail promptly the enclosed proxy card in the enclosed stamped envelope for which no additional postage is required if mailed in the United States. You may revoke your proxy at any time prior to its use as specified in the enclosed proxy statement.

By Order of the Board of Directors

ELIZABETH J. CALIANESE
Senior Vice President-Human Resources,
General Counsel and Secretary

Parsippany, New Jersey
July 19, 2004

YOUR VOTE IS IMPORTANT.
PLEASE EXECUTE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

EMERSON RADIO CORP.
Nine Entin Road
P.O. Box 430
Parsippany, New Jersey 07054-0430

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 6, 2004

To Our Stockholders:

     This Proxy Statement is furnished to our stockholders for use at our Annual Meeting of Stockholders to be held at the LaCima Club, The Tower at Williams Square, Suite 2600, 5215 North O’Connor Road, Irving, Texas 75039, on Friday, August 6, 2004 at 1:00 p.m. (local time), or at any adjournment or adjournments thereof (the “Annual Meeting”). Emerson’s stockholders of record as of the close of business on July 16, 2004 (the “Record Date”) are entitled to vote at the Annual Meeting. We expect to begin mailing this Proxy Statement and the enclosed proxy card to our stockholders on or about July 20, 2004.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

     The accompanying proxy card is designed to permit each of our stockholders as of the Record Date to vote on each of the proposals properly brought before the Annual Meeting. As of the Record Date, there were 27,037,608 shares of our common stock, par value $.01 per share, issued and outstanding and entitled to vote at the Annual Meeting. Each outstanding share of our common stock is entitled to one vote.

     The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Assuming that a quorum is present, directors will be elected by a plurality vote and the five nominees who receive the most votes will be elected. There is no right to cumulate votes in the election of directors. The ratification of all other proposals will require the affirmative vote of a majority of the shares present and entitled to vote with respect to such proposal. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a “no” vote on all other matters. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

     The accompanying proxy card provides space for you to vote in favor of, or to withhold voting for, the nominees for the Board of Directors, the approval of our 2004 Employee Stock Incentive Plan and the approval of our 2004 Non-Employee Outside Director Stock Option Plan. The Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

     When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card vote the shares in accordance with the stockholder’s instructions. The proxies we have designated for the stockholders are Geoffrey P. Jurick and Kenneth A. Corby. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to us.

     If you sign your proxy card and return it to us and you have made no specifications with respect to voting matters, your shares will be voted FOR the election of the nominees for director, FOR approving and adopting the 2004 Employee Stock Incentive Plan, FOR approving and adopting the 2004 Non-Employee Outside Director Stock Option Plan and, at the discretion of the proxies designated by us, on any other matter that may properly come before the Annual Meeting or any adjournment(s).

     You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying Emerson’s Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the Annual Meeting we have received notice of such revocation.

PROPOSAL 1
ELECTION OF DIRECTORS

     Five directors are proposed to be elected at the Annual Meeting. If elected, each director will hold office until the next Annual Meeting of our stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

     All nominees named in this proxy statement, except Herbert A. Morey, are members of our present Board of Directors. Stephen H. Goodman requested that he not be re-nominated to the Board of Directors for the upcoming year due to the fact that the time commitment required to be an effective member of the Audit Committee and of the Board of Directors exceeds the time he will likely have available for the foreseeable future. All nominees have consented to serve if elected and we have no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as the Board of Directors may recommend, (ii) the Board of Directors may reduce the number of directors to eliminate the vacancy or (iii) the Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

     Nominations for election to the Board may be made by the Board, upon recommendation of our Nominating Committee, or by any stockholder of any outstanding class of capital stock of Emerson entitled to vote for the election of directors. The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. A nomination must be delivered to the Secretary of Emerson at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. A nomination notice must set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable our Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (each as defined in the Nominating Committee Charter attached hereto as Annex A) established by our Nominating Committee.

     The current Board of Directors, based on the recommendation of our Nominating Committee, nominated the individuals named below for election to our Board of Directors, and background information on each of the nominees (as of July 16, 2004) is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by Emerson.

		Year First Became
Name	Age	Director	Principal Occupation or Employment
Robert H. Brown, Jr. (1)(2)(3)	50	1992	Since May 2004, Managing Partner of August Group, Ltd., a merchant banking firm; from September 2002 to April 2004, Managing Partner of Crosswind Partners LLC, a merchant banking firm; from January 1999 to August 2002, President and Chief Executive Officer of Frost Securities, Inc., an investment banking firm; from July 1998 to January 1999, President of RHB Capital, LLC; from January 1990 to July 1998, held a variety of positions with Dain Rauscher, formerly Rauscher Pierce Refsnes, Inc., including Senior Vice President and Director of the Corporate Finance Department and Executive Vice President of Capital Markets; from April 1996 to March 2003, a Director of Claimsnet.com, which is traded on the Nasdaq Stock Market.

Peter G. Bünger (2)(3)	63	1992	Since 1990, a consultant with Savarina AG, an entity engaged in the business of portfolio management monitoring in Zurich, Switzerland; since October 1992, a Director of Savarina AG; since December 1996, a Director of Sport Supply Group, Inc. (“SSG”), which is quoted on the over the counter bulletin board (OTC: SSPY); and, since 2002, an independent consultant for Emerson’s manufacturing efforts in Europe. As of July 16, 2004, Emerson beneficially owned approximately 53.2% of the issued and outstanding common shares of SSG. See “Certain Relationships and Related Transactions – Relationship with Sport Supply Group, Inc”.

Jerome H. Farnum (1)(2)(3)	68	1992	Since July 1994, an independent consultant. For at least five years prior to July 1994, a senior executive (in charge of legal and tax affairs, accounting, asset and investment management, foreign exchange relations and financial affairs) with several entities comprising the Fidenas group of companies, whose activities encompassed merchant banking, investment banking, investment management and corporate development.

Herbert A. Morey	62	—	Since October 2000, Mr. Morey has served on boards of not-for-profit organizations and as a consultant. From June 1962 until his retirement in September 2000, he held a variety of positions with Ernst & Young LLC including Coordinating Audit Partner of a broad-ranging portfolio of domestic and foreign-owned clients, primarily consumer products and manufacturing companies, Chairman — International Investor Services Group, and Partner in the New York and National offices, focusing on SEC reporting matters and consulting on the application of accounting and auditing standards. If elected, Mr. Morey will become a member of our Audit Committee. See “Audit Committee Matters”.

		Year First Became
Name	Age	Director	Principal Occupation or Employment
			Director of Accounting Standards. If elected, Mr. Morey will become a member of our Audit Committee. See “Audit Committee Matters”.

Geoffrey P. Jurick	63	1990	Since July 1992, Chief Executive Officer of Emerson; since December 1993, Chairman; since April 1997, President; since December 1996, Director and Chairman of the Board of Directors of SSG and, since January 1997, Chief Executive Officer of SSG. See “Certain Relationships and Related Transactions”.

(1)	Member of the Audit Committee

(2)	Member of the Nominating Committee

(3)	Member of the Compensation and Personnel Committee

Vote Required

     Directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”
EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

PROPOSAL 2
APPROVAL OF THE
2004 EMPLOYEE STOCK INCENTIVE PLAN

General

     Effective on July 19, 2004, the Board of Directors adopted the Emerson Radio Corp. 2004 Employee Stock Incentive Plan (the “Employee Plan”), subject to the approval of our stockholders. The general purpose of the Employee Plan is to provide an incentive to our officers, employees and consultants, including officers, employees and consultants of our subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options to purchase shares of common stock, $.01 par value per share, of Emerson (the “Shares”) and/or the right to purchase Shares (“Stock Purchase Rights”) pursuant to the Employee Plan promotes continuity of management and increases incentive and personal interest in the welfare of Emerson by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success. Our 1994 Stock Compensation Program expired on July 7, 2004 and we are no longer entitled to grant new options under such plan.

Description of the 2004 Employee Stock Incentive Plan

     The following summary description of the principal terms of the Employee Plan is qualified in its entirety by the full text of the Employee Plan, which is attached as Exhibit 1 hereto.

     Administration. The Employee Plan will be administered by our Compensation and Personnel Committee (hereinafter referred to as the “Administrator”). The Administrator may grant options and Stock Purchase Rights to eligible officers, employees and consultants, determine the terms and conditions of each option or Stock Purchase Right and adopt, amend and rescind rules and regulations for the administration of the Employee Plan. The Employee Plan grants the Administrator the authority to grant options (both incentive stock options and nonstatutory options) and Stock Purchase Rights to eligible employees and consultants. With respect to common stock issued under the Employee Plan pursuant to a Stock Purchase Right, the Administrator may also grant Emerson a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with Emerson for any reason (including death or Disability). The Board may at any time amend, alter, suspend or terminate the Employee Plan; provided, however, that Emerson shall obtain shareholder approval of any such amendment to the extent necessary to comply with the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the common stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options or Stock Purchase Rights are, or will be, granted under the Employee Plan.

     Term of Employee Plan. The Employee Plan was adopted by the Board, subject to stockholder approval, effective on July 19, 2004. No awards may be made under the

Employee Plan after July 19, 2014, but the Employee Plan shall continue thereafter as long as previously granted awards remain subject to the Employee Plan.

     Employees and Consultants Eligible to Receive Options or Purchase Grants Under the Employee Plan. The Administrator shall select those Service Providers (as defined in the Employee Plan) to whom options and/or Stock Purchase Rights may be granted under the Employee Plan, although Incentive Stock Options may be granted only to employees and not to consultants. Directors who are not employees are not eligible to receive awards under the Employee Plan.

     Shares Subject to the Employee Plan. Subject to adjustments set forth in the Employee Plan, the aggregate number of Shares available for issuance in connection with options granted under the Employee Plan will be 2,500,000 Shares, subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option granted under the Employee Plan terminates without having been exercised in full, the number of Shares as to which such option was not exercised shall be available for future grants within certain limits under the Employee Plan. Further, Shares issued pursuant to Stock Purchase Rights that are repurchased by Emerson at their original purchase price shall become available for future grant or sale under the Employee Plan. No employee or consultant may receive awards of or relating to more than 1,000,000 Shares in the aggregate in any fiscal year.

     Terms and Conditions of Options. The Administrator determines the exercise price of options granted under the Employee Plan. The Administrator may determine the exercise price of nonstatutory options at the time of grant. The exercise price of incentive stock options, however, must be at least equal to the fair market value per Share (or 110% of fair market value in the case of incentive options granted to a ten-percent stockholder) issuable upon exercise of the option at the time the incentive option was granted. No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten-percent stockholder) from the date of grant. Options issued under the Employee Plan will be exercisable at such time or times as the Administrator prescribes at the time of grant.

     Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of Shares having a fair market value equal to the purchase price, (c) through delivery of a promissory note acceptable to the Administrator or (d) a combination of these methods. The Administrator is also authorized to establish a cashless exercise program.

     No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient unless otherwise determined by the Administrator. Options that are exercisable at the time of a recipient’s termination without cause generally will continue to be exercisable for three months, 12 months in the event of termination due to death or disability. Options that are exercisable at the time of a recipient’s termination with cause will terminate immediately.

     Terms and Conditions of Stock Purchase Rights. Stock Purchase Rights may be granted alone, in addition to or in tandem with options. After the Administrator determines that it will offer Stock Purchase Rights under the Employee Plan, it will advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree will be entitled to purchase and the price to be paid for such Shares.

     In connection with the exercise of a Stock Purchase Right, the offeree and Emerson will enter into a Restricted Stock Purchase Agreement, which may grant Emerson a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with Emerson for any reason (including death or Disability). The Administrator will determine the rate at which the repurchase option shall lapse; provided, however, that if no lapsing schedule is provided, the restrictions shall lapse as to one third of the Shares subject to the Restricted Stock Purchase Agreement on the first anniversary of the grant of the Stock Purchase Right, and as to one third of the remaining Shares subject to the Restricted Stock Purchase Agreement on each of the next two annual anniversary dates of the award thereafter.

     In the event of a consolidation or merger in which Emerson is not the surviving corporation or which results in the acquisition of substantially all Emerson’s outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all Emerson’s assets, the Employee Plan provides that (a) each outstanding Stock Purchase Right shall be assumed or an equivalent right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation or (b) all outstanding Stock Purchase Rights will become exercisable.

     No Stock Purchase Right may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient unless otherwise determined by the Administrator.

Federal Income Consequences

     Following is a summary of the federal income tax consequences of option grants under the Employee Plan. Optionees and recipients of other awards granted under the Employee Plan are advised to consult their personal tax advisors before exercising an option or award or disposing of any stock received pursuant to the exercise of an option or award. In addition, the following summary is based upon an analysis of the Internal Revenue Code of 1986, as amended (the “Code”) as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

     Treatment of Options. The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the Employee Plan, nor will Emerson be entitled to a tax deduction at that time.

     Generally, upon exercise of a nonstatutory stock option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Emerson generally will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. Emerson will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders Shares in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered Shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the Shares acquired upon exercise of the incentive stock option.

     For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the Shares on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the Shares acquired upon exercise are held until at least two years form the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such Shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the Shares on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the Shares have been held for more than a year. If an optionee makes a disqualifying disposition, Emerson generally will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

     In general, if an optionee, in exercising an incentive stock option, tenders Shares in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered Shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

     As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Shares on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

     Treatment of Stock Purchase Rights. A participant who is awarded a Stock Purchase Right will not be taxed at the time of the award unless the participant makes a special election with the Internal Revenue Service pursuant to Section 83(b) of the Code as discussed below. Upon lapse of the risk of forfeiture or restrictions on transferability applicable to the Shares comprising the Restricted Stock obtained upon exercise of the Stock Purchase Right, the participant will be taxed at ordinary income tax rates on the then fair market value of the Shares and a corresponding deduction will generally be allowed to the Company. In such case, the participant’s basis in the Shares will be equal to the ordinary income so recognized. Upon subsequent disposition of such Shares, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

     Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options and Stock Purchase Rights granted in the future under the Employee Plan, when combined with all other types of compensation received by a covered employee from Emerson, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the shareholders; (iii) the award is granted by a compensation committee comprised solely of “outside directors”; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

     Tax Withholding. Emerson, as and when appropriate, shall have the right to require each optionee purchasing Shares to pay any federal, state or local taxes required by law to be withheld.

Vote Required

     The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on this proposal, and broker non-votes will not have any effect on the outcome of this proposal.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”
ADOPTION OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN.

PROPOSAL 3
APPROVAL OF THE
2004 NON-EMPLOYEE OUTSIDE DIRECTOR STOCK OPTION PLAN

General

     Effective on July 19, 2004, the Board of Directors adopted the Emerson Radio Corp. 2004 Non-Employee Outside Director Stock Option Plan (the “Director Plan”), subject to the approval of the stockholders of Emerson. The general purpose of the Director Plan is to provide an incentive to our outside directors by enabling them to share in the future growth of our business. We believe that stock-based awards are a key component to our ability to retain and attract qualified individuals to serve as outside directors of Emerson, and to provide incentives for qualified individuals to remain on the Board as outside directors. Our 1994 Non-Employee Director Stock Option Plan expired on July 7, 2004 and we are no longer entitled to grant new options under such plan.

Description of the 2004 Non-Employee Outside Director Stock Option Plan

     The following summary description of the principal terms of the Director Plan is qualified in its entirety by the full text of the plan, which is attached as Exhibit 2 hereto.

     Administration. The Director Plan is administered by a committee designated by the Board and consisting solely of members of the Board who are not Outside Directors (the “Committee”). The Committee’s responsibilities in respect of this plan include approving the forms of agreement for use under the Director Plan, determining the exercise price of options granted under the Director Plan, adopting, amending and rescinding rules and regulations for the administration of the Director Plan, interpreting the Director Plan and making all other determinations deemed necessary or advisable for administering the Director Plan. The Board may at any time amend, alter, suspend or terminate the Director Plan; provided, however, that Emerson shall obtain shareholder approval of any such amendment to the extent necessary to comply with the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the common stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Director Plan.

     Term of Director Plan. The Director Plan was adopted by the Board, subject to stockholder approval, effective on July 19, 2004. No awards may be made under this Plan after July 19, 2014, but the Director Plan shall continue thereafter while previously granted awards remain subject to the Director Plan.

     Shares Subject to Director Plan. Subject to adjustments set forth in the Director Plan, the aggregate number of shares of common stock available for issuance in connection with options granted under the Director Plan shall be 250,000 Shares, subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option granted under the Director Plan terminates without having been exercised in full, the number of shares of common stock as to which such option was not exercised shall be available for future grants within certain limits under the Director Plan.

     Terms and Conditions of Options. The Director Plan currently provides that non-employee directors will receive a grant of options to purchase 25,000 shares of common stock on the day following the Annual Meeting or the date first elected to serve on the Board, whichever is later. Further, each non-employee director who is first elected chairman of a duly constituted committee of the Board shall also automatically be granted options to purchase an additional twenty five thousand (25,000) shares of common stock.

     The exercise price of each option shall be 100% of the fair market value per share on the date of the grant. The latest date on which an option may be exercised is ten years from the date of the grant. Each grant of options shall become exercisable in three equal installments on each of the first, second and third anniversaries of the grant. Generally, the exercise price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of common stock having a fair market value equal to the purchase price, (c) through delivery of a promissory note or (d) a combination of these methods. The Committee is also authorized to establish a cashless exercise program.

     All outstanding options shall be deemed fully vested prior to the consummation of a plan of reorganization such as a merger or consolidation involving Emerson, any liquidation or dissolution of Emerson or any sale of substantially all of our assets. The optionee shall be entitled (a) to exercise his or her options within thirty days after receipt of notice from Emerson regarding the plan of reorganization, (b) in the event of a merger or consolidation in which shareholders of Emerson will receive shares of another corporation, to agree to convert his or her options into comparable options to acquire such shares, (c) in the event of a merger or consolidation in which shareholders of Emerson will receive cash or other property (other than capital stock), to agree to convert his or her options into such consideration (in an amount representing the appreciation over the exercise price of such options) or (d) to surrender such options or any unexercised portion thereof.

     Should an optionee cease to serve on the Board for any reason other than cause, death or disability, his or her options shall automatically terminate three months after the date on which such service terminates. If the optionee is removed from the Board for cause, his or her options shall automatically terminate on the date such removal is effective. In the event of the optionee’s death or disability, his or her options shall terminate one year after the date of death or disability. During such time after death, an option may only be exercised by the optionee’s personal representative, executor or administrator, as the case may be.

     No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient unless otherwise determined by the Committee.

Federal Income Consequences

     Following is a summary of the federal income tax consequences of option grants under the Director Plan. Optionees of awards granted under the Director Plan are advised to consult their personal tax advisors before exercising an option or award or disposing of any stock received pursuant to the exercise of an option. In addition, the following summary is based upon an analysis of the Internal Revenue Code of 1986, as amended (the “Code”) as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

     Treatment of Options. Options granted under the Director Plan are non-statutory options. There generally are no Federal income tax consequences to the optionee or the Company by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price, and the Company will generally be entitled to a business expense deduction equal to taxable ordinary income recognized by the optionee. Upon disposition of the Shares, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Shares plus any amount recognized as ordinary income upon exercise of such option. Such gain or loss will be long or short-term depending on whether the Shares were held for more than one year.

Vote Required

     The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on this proposal, and broker non-votes will not have any effect on the outcome of this proposal.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”
ADOPTION OF THE 2004 NON-EMPLOYEE OUTSIDE DIRECTOR STOCK OPTION PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth, as of July 16, 2004, the beneficial ownership of (i) each current and nominee for director; (ii) each of our executive officers named in the Summary Compensation Table (“executive officers”); (iii) our directors and executive officers as a group and (iv) each stockholder known by us to own beneficially more than 5% of our outstanding shares of common stock. Except as otherwise noted, the address of each of the following beneficial owners is c/o Emerson Radio Corp., 9 Entin Road, Parsippany, New Jersey 07054.

	Amount and Nature of
Name and Address of Beneficial Owners	Beneficial Ownership (1)	Percent of Class (1)
Geoffrey P. Jurick (2)*	10,265,576	37.6%

Robert H. Brown, Jr. (3)*	50,000	**

Peter G. Bünger (3)*	50,000	**

Jerome H. Farnum *	16,000	**

Stephen H. Goodman *	16,749	**

Herbert A. Morey* (3)	-0-	-0-

John J. Raab	-0-	-0-

Kenneth A. Corby (4)	140,100	**

Patrick Murray	-0-	-0-

Elizabeth J. Calianese (4)	50,000	**

Fuller & Thaler Asset Management, Inc. 411 Borel Avenue, Suite 402 San Mateo, CA 94402 (5)	1,550,600	5.7%

All Directors and Executive Officers as a Group (9 persons) (6)	10,588,425	38.8%

(*) Director or nominee for director (all current directors, other than Stephen H. Goodman, are nominees for director).

(**) Less than one percent.

(1) Based on 27,037,608 shares of common stock outstanding as of July 16, 2004. Each beneficial owner’s percentage ownership of common stock is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days of July 16, 2004 have been exercised. Except as otherwise indicated, the beneficial ownership table does not include common stock issuable upon exercise of outstanding options, which are not currently exercisable within 60 days of July 16, 2004. Except as otherwise indicated and based upon our review of information as filed with the U.S. Securities and Exchange Commission (“SEC”), we believe that the beneficial owners of the securities listed have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Mr. Jurick’s beneficial ownership consists of 10,265,576 shares of common stock directly owned by him, of which 4,188,975 shares of common stock, registered in the name of Mr. Jurick, are being held in escrow by Mr. Jurick’s counsel for the benefit of the parties pursuant to the Order and Opinion, both dated March 27, 2003. See “Certain Relationships and Related Transactions – Certain Outstanding Common Stock”.

(3) Comprised of options issued pursuant to Emerson’s 1994 Non-Employee Director Stock Option Plan that are exercisable within 60 days of July 16, 2004. Each director elected at the Annual Meeting or first elected to the Board of Directors, whichever is later, is to be granted 25,000 options pursuant to the Director Plan and each director first elected as Chairman of a specific committee of the Board at or after the Annual Meeting is to be granted an additional 25,000 options pursuant to the Director Plan.

(4) Comprised of options issued pursuant to Emerson’s 1994 Stock Compensation Program that are exercisable within 60 days of July 16, 2004. Also includes 40,100 shares owned by Mr. Corby.

(5) Russell J. Fuller is the president of Fuller & Thaler Asset Management, Inc. and is deemed to be the beneficial owner of these shares of common stock. Information with respect to the ownership of such stockholders was obtained from a Schedule 13G dated February 13, 2004, as received by Emerson.

(6) Includes 250,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of July 16, 2004.

BOARD OF DIRECTORS AND COMMITTEES

     Our business is managed under the direction of our Board of Directors. The Board of Directors meets periodically during our fiscal year to review significant developments affecting Emerson and to act on matters requiring Board of Director approval. The Board of Directors held fifteen (15) formal meetings during the fiscal year ended March 31, 2004 (“Fiscal 2004”) and acted by unanimous written consent two (2) times. During Fiscal 2004, each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and of committees on which such member served that were held during the period.

     Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Requirements relating to independence are imposed by the Sarbanes-Oxley Act and the American Stock Exchange with respect to members of the Audit Committee and the Nominating Committee. As noted below, the Board of Directors has determined that the members of the Audit Committee, the Nominating Committee and the Compensation and Personnel Committee satisfy all such definitions of independence. The Board of Directors has determined that Messrs. Brown, Bünger, Farnum and Morey satisfy the American Stock Exchange definition of independence. The functions of our Audit Committee, Compensation and Personnel Committee and Nominating Committee and their current members are described below.

     Audit Committee. Our Audit Committee is presently comprised of Messrs. Farnum (Chairman), Brown and Goodman. Following the Annual Meeting, if elected, Mr. Morey will become a member of the Audit Committee. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor Emerson’s financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of Emerson’s independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and Emerson’s management regarding financial reporting issues; and provide the opportunity for direct communication among the independent accountants, financial and senior management, and the Board. During Fiscal 2004, the Audit Committee formally met eleven (11) times and acted by unanimous written consent one (1) time. For additional information concerning our Audit Committee, see “Audit Committee Matters”.

     Compensation and Personnel Committee. Our Compensation and Personnel Committee is presently comprised of Messrs. Brown (Chairman), Bünger and Farnum. The Committee (i) makes recommendations to the Board of Directors concerning remuneration arrangements for senior executive management; (ii) administers our stock option plans; and (iii) makes such reports and recommendations, from time to time, to the Board of Directors upon such matters as the committee may deem appropriate or as may be requested by the Board of Directors. During Fiscal 2004, the Compensation and Personnel Committee formally met two (2) times. All members of the Compensation and Personnel Committee have been determined to be independent as defined by the listing standards of the American Stock Exchange. See “Executive Compensation and Other Information—Report of Compensation and Personnel Committee”.

     Nominating Committee. Our Nominating Committee is presently comprised of Messrs. Brown, Bunger and Farnum. The Nominating Committee is empowered by the Board of Directors to, among other functions: recommend to the Board of Directors qualified individuals to serve on Emerson’s Board of Directors and to identify the manner in which the Nominating Committee evaluates nominees recommended for the Board of Directors. Our Nominating Committee did not meet during Fiscal 2004. For more information on the nominating committee, see “Nominating Committee Matters”.

Compensation of Directors

     During Fiscal 2004, our directors who were not employees, specifically Messrs. Brown, Bünger, Farnum and Goodman, were paid $30,000, $20,000, $27,500 and $25,000, respectively, for serving on the Board of Directors and on its various committees during the period. Outside Directors are each paid an annual director’s fee of $12,500; members of the Compensation and Personnel Committee are each paid an additional fee of $5,000 per annum; members of the Nominating Committee are each paid an additional fee of $5,000 per annum; and, members of the Audit Committee are each paid an additional fee of $7,500 per annum. All directors’ fees are paid in four equal quarterly installments per annum. Directors who are our employees are not paid for their services as a director. Additionally, each director, who is not an employee, was previously eligible to participate in our 1994 Non-Employee Director Stock Option Plan and shall be eligible to participate in our Director Plan. Directors of Emerson are reimbursed their expenses for attendance at meetings. Further, we offer to provide health care insurance to each of our directors who is not an employee. In Fiscal 2004, Mr. Bünger also received $48,000 in fees for the European manufacturing consulting services he rendered to Emerson.

Officers

     The following table sets forth certain information regarding the current officers of Emerson:

Name	Age	Position	Fiscal Year Became Officer
Geoffrey P. Jurick	63	Chairman of the Board, Chief Executive Officer and President, Director	1992
John J. Raab	68	Senior Executive Vice President and Chief Operating Officer	1995
Kenneth A. Corby	43	Executive Vice President – Finance and Chief Financial Officer	2000
Patrick Murray	53	President, Emerson Radio Consumer Products Corporation	2001
Elizabeth J. Calianese	46	Senior Vice President – Human Resources, General Counsel and Corporate Secretary	1995

Geoffrey P. Jurick has served as Director since September 1990, President since April 1997, Chief Executive Officer since July 1992, and Chairman since December 1993. Since December 1996, Mr. Jurick has served as a Director and Chairman of the Board of SSG and, since January 1997, Chief Executive Officer of SSG. See “Election of Directors.”

John J. Raab has served as Chief Operating Officer and Senior Executive Vice President – International since May 2003, Executive Vice President - International from June 2000 to May 2003, Senior Vice President – International from October 1997 to June 2000 and Senior Vice President-Operations from October 1995 to October 1997.

Kenneth A. Corby has served as Executive Vice President – Finance and Chief Financial Officer since April 2001, as Senior Vice President – Finance from June 2000 to April 2001, as Assistant Chief Financial Officer from March 1997 to March 2000 and as Manager – Finance from May 1996 to March 1997. Since September 1997, Mr. Corby has served as Vice President – Corporate Development of SSG.

Patrick Murray has served as President of Emerson Radio Consumer Products Corporation since November 2002 and Senior Vice President – Sales, Emerson Radio Consumer Products Corporation from May 2001 to November 2002. Mr. Murray served as Executive Vice President of Motion Systems (Betesh Group) from 1997 to May 2001. Prior thereto, Mr. Murray served as Vice President – Sales and Marketing of Emerson Radio Corp. from 1996 to 1997.

     Elizabeth J. Calianese has served as General Counsel and Senior Vice President – Human Resources since June 2000 and as Secretary since January 1996. Ms. Calianese served as Vice President-Human Resources and Deputy General Counsel from May 1995 to June 2000.

     All officers of Emerson hold office until the meeting of the directors following the Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16(a)”) requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than 10% stockholders are required by certain regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by us, we believe that, during Fiscal 2004, our officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements with respect to our equity securities.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation of Executive Officers

     The following table sets forth certain information regarding compensation paid to our Chief Executive Officer and each of our other four most highly compensated executive officers (based on salary and bonus earned during Fiscal 2004) for services rendered in all capacities to us during the 2004, 2003 and 2002 fiscal years:

Summary Compensation Table

				OTHER	SECURITIES	ALL
NAME AND PRINCIPAL	FISCAL			ANNUAL	UNDERLYING	OTHER
POSITION(S)	YEAR	SALARY	BONUS	COMPENSATION (1)	OPTIONS	COMPENSATION (2)
GEOFFREY P. JURICK	2004	$500,000	$—	$56,197	—	$3,186
CHAIRMAN OF THE	2003	411,600	313,000	60,821	—	3,352
BOARD, CHIEF	2002	411,600	88,000	61,291	—	3,905
EXECUTIVE OFFICER
AND PRESIDENT (1)

JOHN J. RAAB	2004	272,560	—	—	—	20,622
SENIOR EXECUTIVE VICE	2003	257,500	150,000	—	—	17,744
PRESIDENT AND CHIEF	2002	250,000	100,000	—	—	17,728
OPERATING OFFICER

KENNETH A. CORBY	2004	272,560	—	—	—	20,403
EXECUTIVE VICE	2003	236,900	175,000	—	—	22,733
PRESIDENT, CHIEF	2002	230,000	125,000	—	25,000	24,895
FINANCIAL OFFICER (1) (3)

PATRICK MURRAY	2004	376,627	—	—	—	28,796
PRESIDENT - EMERSON	2003	360,000	75,000	—	—	23,897
RADIO CONSUMER	2002	276,923	50,000	—	—	16,017
PRODUCTS
CORPORATION

ELIZABETH J. CALIANESE	2004	218,047	—	—	—	28,270
SENIOR VICE PRESIDENT,	2003	206,000	95,000	—	—	23,930
GENERAL COUNSEL AND	2002	200,000	65,000	—	—	16,803
CORPORATE SECRETARY

(1)	Other annual compensation consists of temporary lodging expenses. In Fiscal 2004, Mr. Jurick also received $250,000 in salary for the services he rendered to SSG. Pursuant to the management services agreement between Emerson and SSG as described below, in each of Fiscals 2002, 2003 and 2004, Emerson charged SSG $100,000 for the services Mr. Corby provided to SSG.

(2)	All other compensation consists of Emerson’s contribution to our 401(k) employee savings plan, group health, life insurance, disability insurance, auto allowances and country club fees.

(3)	In April 2001, Mr. Corby was granted stock options to purchase additional 25,000 shares of common stock at an exercise price of $1.50 per share. These options vested in equal installments over 3 years, commencing one year from the date of grant, and their exercise is contingent on continued employment with Emerson.

Option Grants During 2004 Fiscal Year

     There were no options granted in Fiscal 2004 to the named executives identified in the Summary Compensation Table.

Option Exercises During Fiscal 2004 and Fiscal 2004 Year End Values

     The following table provides information related to options exercised by our executive officers during Fiscal 2004 and the number and value of options held at the end of Fiscal 2004 by our executive officers. We do not have any outstanding stock appreciation rights.

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options/SARs	Options/SARs
	Shares		at FY-End	at FY-End
	Acquired	Value	(#)	($)(1)
	on Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable
Geoffrey P. Jurick	—	—	600,000/0	$1,632,000/$0
John J. Raab	100,000	$634,291	0/0	$0/$0
Kenneth A. Corby	—	—	91,667/8,333	$233,500/$11,000
Patrick Murray	—	—	—	—
Elizabeth J. Calianese	—	—	50,000/0	$141,000/$0

(1) The closing price for our common stock as reported by the American Stock Exchange on March 31, 2004, was $3.82. Value is calculated on the basis of the difference between $3.82 and the option exercise price of “in the money” options, multiplied by the number of shares of our common stock underlying the option.

Equity Compensation Plan Information

     The following table gives information about our common stock that may be issued upon the exercise of options and rights under our 1994 Stock Compensation Program and 1994 Non-Employee Director Stock Option Plan and exercise of warrants, as of March 31, 2004 (the “Plans”). The Plans are the only equity compensation plans in existence as of March 31, 2004.

	Number of securities to be	Weighted average exercise	Number of securities
	issued upon exercise of	price of outstanding	remaining available for
	outstanding options,	options, warrants and	future issuance under
	warrants and rights	rights	equity compensation plans
	(a)	(b)	(c) (1)
Equity compensation plans approved by security holders	907,334	$1.09	456,000
Equity compensation plans not approved by security holders (2)	50,000	5.00	-0-

Total	957,334	$1.29	456,000

(1) Excludes shares of common stock issuable upon exercise of options under the (i) 2004 Employee Stock Incentive Plan and (ii) 2004 Non-Employee Outside Director Stock Option Plan, both of which are being submitted to Emerson’s stockholders for approval at the Annual Meeting.

(2) See “Note 9 – Stock Based Compensation” included in the financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2004, filed with the SEC.

Certain Employment Agreements

     Effective as of September 1, 2001, Geoffrey P. Jurick, our Chairman, Chief Executive Officer and President, entered into three-year employment agreements (the “Jurick Employment Agreements”) with us and two of our wholly-owned subsidiaries, Emerson Radio (Hong Kong) Limited and Emerson Radio International Ltd. (formerly Emerson Radio (B.V.I.) Ltd.) (hereinafter, collectively the “Companies”), providing for an aggregate annual compensation of $411,600, which was increased to $440,000 effective April 1, 2003, subject to adjustment in the event that Mr. Jurick’s employment with SSG is terminated. In the event Mr. Jurick’s employment with SSG is terminated, the salary he receives under the Jurick Employment Agreement shall be increased by that amount of salary he was receiving from SSG at the time his employment was terminated. In addition to his base salary, Mr. Jurick is entitled to an annual bonus upon recommendation by the Compensation and Personnel Committee of our Board of Directors, subject to the final approval of our Board of Directors.

     Each of the Jurick Employment Agreements grants to Mr. Jurick severance benefits, through expiration of the respective terms of each of such agreements, commensurate with Mr. Jurick’s base salary, on the condition that his employment is terminated due to permanent disability, without cause or as a result of constructive discharge (as defined therein). In the event that Mr. Jurick’s employment terminates due to termination for “cause”, because Mr. Jurick unilaterally terminates the agreements or for reasons other than constructive discharge or permanent disability, Mr. Jurick shall only be entitled to base salary earned through the applicable date of termination. The Jurick Employment Agreements also contain non-competition provisions which require that, during his employment and through the end of any period in which he receives severance, Mr. Jurick (i) shall not be employed by, have any proprietary interest in or receive any remuneration from any entity in competition with Emerson, and (ii) shall not solicit any of Emerson’s customers or clients on behalf of any of Emerson’s competitors. Similar provisions are set forth in policies that are incorporated into each of the contracts described below.

     Effective September 1, 2001, John J. Raab, Chief Operating Officer and Senior Executive Vice President, entered into a three-year employment agreement (the “Raab Employment Agreement”) with us, providing for an annual compensation of $250,000, which was increased to $257,500, effective April 1, 2002, and $275,000, effective April 1, 2003. In addition to his base salary, Mr. Raab may also receive an additional annual performance bonus to be recommended by the Compensation and Personnel Committee of our Board of Directors, subject to the final approval of our Board of Directors.

     Effective September 1, 2001, Kenneth A. Corby, Chief Financial Officer and Executive Vice President, entered into a three-year employment agreement (the “Corby Employment Agreement”) with us, providing for an annual compensation of $230,000, which was increased to $236,900, effective April 1, 2002, and $275,000, effective April 1, 2003. In addition to his base salary, Mr. Corby may also receive an additional annual performance bonus to be recommended by the Compensation and Personnel Committee of our Board of Directors, subject to the final approval of our Board of Directors.

     Effective September 1, 2001, Elizabeth J. Calianese, General Counsel, Senior Vice President – Human Resources and Secretary, entered into a three-year employment agreement (the “Calianese Employment Agreement”) with us providing for an annual compensation of $200,000, which was increased to $206,000, effective April 1, 2002, and $220,000 effective April 1, 2003. In addition to her base salary, Ms. Calianese is entitled to an annual performance bonus to be recommended by the Compensation and Personnel Committee of our Board of Directors, subject to the final approval of our Board of Directors. We have also agreed for the term of the Calianese Employment Agreement and three years thereafter to pay for and maintain legal malpractice insurance covering Ms. Calianese for occurrences and actions taken by her at any time prior to or during the term of such agreement on behalf of our employees or us. We have also agreed to pay all sums, which may be deductible amounts, not otherwise paid by such insurer.

     Effective August 8, 2003, we granted Patrick Murray a one-year severance agreement in the event his employment with the Company is terminated other than for cause (as defined therein).

     In the event that Messrs. Jurick, Raab and Corby and Ms. Calianese were to be terminated due to permanent disability, without cause or as a result of constructive discharge, the estimated dollar amount to be paid after March 31, 2004, to each such individual, based on the terms of their respective contracts, would be $208,333, $114,583, $114,583 and $91,667, respectively. In the event that Mr. Murray was terminated other than for cause, the estimated dollar amount to be paid after March 31, 2004, based on the severance agreement, would be $380,000.

Compensation Committee Interlocks and Insider Participation

     Geoffrey P. Jurick serves as Chairman of the Board and Chief Executive Officer of Emerson and SSG and participated in deliberations concerning senior executive officer compensation for both companies. In Fiscal 2004, Mr. Jurick also received $250,000 in salary for the services he rendered to SSG. Mr. Bünger, who is a Director of Emerson and SSG, serves on the Compensation Committees of both companies. Kenneth A. Corby serves as our Executive Vice President and Chief Financial Officer and as Vice President – Corporate Development of SSG.

Report of Compensation and Personnel Committee

     The Compensation and Personnel Committee of our Board of Directors (the “Compensation Committee”) oversees our senior executive compensation strategy. The strategy is implemented through policies designed to support the achievement of our business objectives and the enhancement of stockholder value. Our Compensation Committee reviews, on an ongoing basis, all aspects of senior executive compensation and its policies support the following objectives:

· The reinforcement of management’s concern for enhancing stockholder value.

· The attraction, hiring and retention of qualified executives.

· The provision of competitive compensation opportunities for exceptional performance.

The basic elements of our senior executive compensation strategy are:

     Base salary. Base salaries for our senior executive managers represent compensation for the performance of defined functions and assumption of defined responsibilities. The Compensation Committee reviews each senior executive’s base salary on an annual basis. In determining salary adjustments, the Compensation Committee considers our growth in earnings and revenues and the executive’s performance level, as well as other factors relating to the executive’s specific responsibilities. Also considered are the executive’s position, experience, skills, potential for advancement, responsibility, and current salary in relation to the expected level of pay for the position. Our Compensation Committee exercises its judgment based upon the above criteria and does not apply a specific formula or assign a weight to each factor considered.

     Annual incentive compensation. At the beginning of each year, our Board of Directors establishes our performance goals for that year, which may include target increases in sales, net income and earnings per share, as well as more subjective goals with respect to marketing, product introduction and expansion of customer base. Bonuses awarded to executive officers are discretionary based primarily upon individual achievement.

     Long-term incentive compensation. Our long-term incentive compensation for management and employees consists of stock options awarded under our stock option plans.

     Our Compensation Committee views the granting of stock options as a significant method of aligning management’s long-term interests with those of the stockholders and determines awards to executives based on its evaluation of criteria that include responsibilities, compensation, past and expected contributions to the achievement of our long-term performance goals. Stock options are designed to focus executives on our long-term performance by enabling them to share in any increases in value of our stock.

     Our Compensation Committee encourages executives, individually and collectively, to maintain a long-term ownership position in our stock. The Compensation Committee believes this ownership, combined with a significant performance-based incentive compensation opportunity, forges a strong link between our executives and stockholders.

Compensation of the Chief Executive Officer

     Mr. Geoffrey P. Jurick is our Chief Executive Officer, Chairman of the Board of Directors and President. The Compensation Committee considered the results in all aspects of our business, and Mr. Jurick’s performance during Fiscal 2004.

     Mr. Jurick’s annual compensation for Fiscal 2004 was comprised of an annual base salary of $500,000. In Fiscal 2004, Mr. Jurick also received $250,000 in salary for the services he rendered to SSG. See “Summary Compensation Table”.

Policy on Qualifying Compensation

     Our Board of Directors has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) generally provides that a publicly held company’s deduction for compensation paid to its covered employees is limited to $1 million per year, subject to certain exceptions. Our policy is to qualify, to the extent reasonable, our executive officers’ compensation for deductibility under applicable tax laws. However, the Board of Directors believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to our success. Consequently, the Board of Directors recognizes that the loss of a tax deduction could be necessary in some circumstances.

     This report is submitted by the members of the Board of Directors and the Compensation and Personnel Committee that were in existence at the end of Fiscal 2004.

Board of Directors	Compensation and Personnel Committee
Geoffrey P. Jurick, Chairman	Robert H. Brown, Jr., Chairman
Robert H. Brown, Jr.	Peter G. Bünger
Peter G. Bünger	Jerome H. Farnum
Jerome H. Farnum
Stephen H. Goodman

     This report shall not be deemed “soliciting material” or incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either act.

Audit Committee Matters

     Audit Committee Charter. The Audit Committee performed its duties during Fiscal 2004 under a written charter approved by the Board of Directors and filed as Annex A to our Proxy Statement for Fiscal 2003, filed as of July 29, 2003.

     Audit Committee Financial Expert. The Board of Directors has determined that Jerome H. Farnum constitutes an “audit committee financial expert” and that, following our Annual Meeting, if elected, Herbert Morey shall constitute our “audit committee financial expert”, as such term is defined by the SEC.

     Independence of Audit Committee Members. Our common stock is listed on the American Stock Exchange and we are governed by the listing standards of such exchange. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” under the listing standards of the American Stock Exchange.

Report of the Audit Committee

     This report shall not be deemed “soliciting material” or incorporated by reference in any filing by us under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either act.

     Through March 2004, the Audit Committee was composed of Messrs. Brown, Farnum and Goodman. Following our Annual Meeting, if elected, Mr. Morey shall replace Mr. Goodman on the Audit Committee. All members of the Audit Committee have been determined to be independent as defined by the listing standards of the American Stock Exchange.

     In this context, the Audit Committee has reviewed the audited consolidated financial statements and have met and held discussions with management and BDO Seidman, LLP, Emerson’s independent auditors (“BDO”). Management has represented to the Audit Committee that Emerson’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Our independent auditors are responsible for performing an independent audit of Emerson’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing

Standards No. 61, which includes, among other items, matters related to the conduct of the audit of Emerson’s financial statements among other items:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements, if any, with management over the application of accounting principles, the basis for which management’s accounting estimates and the disclosures in the financial statements (there were no such disagreements).

     The independent auditors also provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1, which relates to the auditors’ independence from Emerson and its related entities, and the Audit Committee discussed with the independent auditors their independence. This standard further requires the auditors to disclose annually in writing all relationships that in the auditors’ professional opinion may reasonably be thought to bear on their independence, confirm their perceived independence and engage in the discussion of independence.

     Based on the Audit Committee’s discussions with management and the independent auditors, as well as the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that Emerson’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2004, and filed with the SEC.

     The Audit Committee has selected BDO to be retained as Emerson’s independent certified public accountants to conduct the annual audit and to report on, as may be required, the consolidated financial statements that may be filed by Emerson with the SEC during the ensuing year.

Members of the Audit Committee
Robert H. Brown, Jr.
Jerome H. Farnum
Stephen H. Goodman

Fees Billed for Services Rendered by Principal Accountant

     In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by our independent accountants, BDO, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered. Prior to March 31, 2004, when BDO was retained by us as our independent accountants, Ernst & Young, LLP (“Ernst & Young”) served as our independent accountants during Fiscal 2004.

➢	Audit Fees. Audit fees billed or expected to be billed to us by Ernst & Young and BDO for the audit of the financial statements included in our Annual Report on Form 10-K, and reviews by Ernst & Young of the financial statements included in our Quarterly Reports on Form 10-Q, for the fiscal years ended March 31, 2003 and 2004 totaled approximately $266,000 and $258,000, respectively.

➢	Audit-Related Fees. Emerson was billed $19,000 and $11,000 by Ernst & Young and BDO, respectively, for the fiscal years ended March 31, 2003 and 2004, for assurance and related services that are reasonably related to the performance of the audit or review of Emerson’s financial statements and are not reported under the caption Audit Fees above.

➢	Tax Fees. Ernst & Young and BDO billed us an aggregate of $107,000 and $117,000, for the fiscal years ended March 31, 2003 and 2004, respectively, for tax services, principally advice regarding the preparation of income tax returns.

➢	All Other Fees. Emerson was billed an aggregate of $7,000 and $195,000 by Ernst & Young and BDO, for the fiscal years ended March 31, 2003 and 2004, respectively, for permitted non-audit services, principally advice regarding the filing of a registration statement, response to SEC comments thereto and assistance with attempted acquisitions.

     Applicable law and regulations provide an exemption that permits certain services to be provided by Emerson’s outside auditors even if they are not pre-approved. Emerson has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Change in Accountants

     As discussed above and previously reported in a Form 8-K dated April 2, 2004, on March 31, 2004, we retained the services of BDO as our independent auditors to replace our former independent auditors, Ernst & Young. This engagement and replacement was approved by our Board of Directors on the recommendation of our Audit Committee. During our two most recent fiscal years, and any subsequent interim period to March 31, 2004, we did not consult with BDO regarding any matters noted in Items 304(a) of Regulation S-K. BDO has provided tax services to us during the fiscal years ended March 31, 2002, 2003 and 2004 and is expected to continue to provide such services to us.

     There have been no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any events of the type listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, involving Ernst & Young that occurred within our two most recent fiscal years and the interim period prior to March 31, 2004. Ernst & Young’s reports on our financial statements for the past two fiscal years did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     We provided Ernst & Young with a copy of the disclosures made pursuant to the Form 8-K (which disclosures are consistent with the disclosures noted above) and Ernst & Young furnished us with a letter addressed to the SEC stating that it agrees with the statements made by us in the Form 8-K filing, a copy of which was filed as an exhibit to the Form 8-K.

Nominating Committee Matters

     Nominating Committee Charter. The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee’s charter is attached hereto as Exhibit 3.

     Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Part I, Section 121(A) of the American Stock Exchange Company Guide.

     Procedures for Considering Nominations Made by Stockholders. The Nominating Committee’s charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. Our charter states that a nomination must be delivered to the Secretary of Emerson at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below.

     Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation in Emerson’s industry, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•	must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

     Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate;

•	together with a review of such other information as the Nominating Committee shall determine to be relevant.

     Third Party Recommendations. In connection with the 2004 Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our common stock for at least one year.

COMPARISON OF CUMULATIVE TOTAL RETURN

Share Price Performance Graph

     The following graph shows a comparison of cumulative total returns on our common stock for the period April 1, 1999 to March 31, 2004, with the cumulative total return over the same period for the American Stock Exchange and a peer group of companies. Companies used for the peer group are Boston Acoustics, Inc., Cobra Electronics Corp., Concord Camera Corp., Koss Corp. and Pioneer Corporation. In selecting companies to be part of the peer group, we focus on publicly traded companies that design and/or distribute consumer electronic products, which have characteristics similar to ours in terms of one or more of the following: type of product, distribution channels, sourcing or sales volume. The comparison assumes the investment of $100 in our common stock on April 1, 1999, and reinvestment of all dividends. The information in the graph was provided by Media General Financial Services.

COMPARISON OF CUMULATIVE TOTAL RETURN OF

EMERSON RADIO CORP., PEER GROUP INDEX AND BROAD MARKET
INDEX
FISCAL YEAR ENDING

Company/Index/Market	1999	2000	2001	2002	2003	2004
Emerson Radio Corp.	100.00	100.00	173.33	172.00	917.33	509.33
Peer Group Index	100.00	169.91	142.58	108.76	116.96	165.74
Amex Market Index	100.00	141.41	119.30	118.32	113.00	159.70

The Peer Group Index is made up of the following securities:

Boston Acoustics, Inc.
Cobra Electronics Corp.
Concord Camera Corp.
Koss Corp.
Pioneer Corporation

The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The Share Price Performance Graph will not be deemed “soliciting material” or to be incorporated by reference in any filing by us under the Securities Act or the Exchange Act except to the extent that we specifically incorporate the graph by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Sport Supply Group, Inc.

     As of July 16, 2004, we and Emerson Radio (Hong Kong) Limited (“Emerson HK”), our wholly owned subsidiary, owned 4,746,023 shares, or approximately 53.2%, of the issued and outstanding shares of SSG common stock.

     Our Board of Directors includes the following people that are associated with SSG: Geoffrey P. Jurick, our Chairman, Chief Executive Officer and President and Chairman and Chief Executive Officer of SSG, and Peter G. Bünger, a Director of both companies and member of the Compensation Committee of each company. Kenneth A. Corby serves as our Executive Vice President and Chief Financial Officer and as Vice President – Corporate Development of SSG.

     During 1997, we entered into a management services agreement with SSG in an effort to share certain administrative and logistic functions and to enable SSG and Emerson to reduce certain costs. The management services agreement may be terminated by either SSG or us on sixty (60) days’ prior notice. We incurred net fees of $319,000, $307,000 and $263,000 for services provided pursuant to this agreement during Fiscal 2004, 2003 and 2002, respectively.

Certain Outstanding Common Stock

     In March 2000, the United States District Court for the District of New Jersey terminated the Settlement Agreement between Mr. Jurick, the Fidenas Liquidator, the Stellings and Barclays. On May 25, 2000, we entered into an Option Agreement among us, the Fidenas Liquidator, Barclays and Mr. Jurick and various of his affiliates, pursuant to which we had the right to repurchase 4.1 million shares of our common stock and we exercised this option in May 2002.

     As to the Stellings, by Order and Opinion, both dated March 27, 2003, the United States District Court for the District of New Jersey held, among other things, that (i) a judgment would be entered against Geoffrey P. Jurick and in favor of Petra Stelling for the sum of $13,905,990.12 with interest granted in accordance with the rates set forth in the New Jersey Rules, (ii) the common shares of Emerson presently held in the Court were to be released to Mr. Jurick’s counsel to be held in escrow for the benefit of the parties, and (iii) Mrs. Stelling’s counsel submit a proposed form of order calculating the amount of interest. On April 29, 2003, the Court did enter a judgment in favor of Mrs. Stelling for the sum of $13,905,990.12 plus prejudgment interest in the sum of $2,430,691 and post-judgment interest from April 1, 2003 at the applicable statutory rate. In connection with the judgment, 4,188,975 shares of our common stock, or 15.7% of our outstanding common stock, registered in the name of Mr. Jurick were placed in escrow with Mr. Jurick’s counsel for the benefit of the parties. Mrs. Stelling’s counsel is proceeding with post-judgment discovery and enforcement procedures.

Future Transactions

     We have adopted a policy that all future affiliated transactions will be made or entered into on terms no less favorable to us than those that can be obtained from unaffiliated third parties. In addition, all future affiliated transactions, must be approved by a majority of the independent outside members of our Board of Directors who do not have an interest in the transactions.

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

     The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to Emerson’s Secretary and should be sent to such individual c/o Emerson Radio Corp., 9 Entin Road, Parsippany, New Jersey 07054. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Secretary’s receipt of such a communication, Emerson’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

     Board members are encouraged, but not required by any specific Board policy, to attend Emerson’s annual meeting of stockholders. Each of the members of the Board of Directors attended Emerson’s 2003 annual meeting of stockholders.

     SEC regulations permit stockholders to submit proposals for consideration at annual meetings of stockholders. Any such proposals for Emerson’s Annual Meeting of Stockholders to be held in 2005 must be submitted to Emerson on or before March 19, 2005, and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. Stockholder proposals submitted outside the SEC proxy rule requirements must be received by Emerson’s Secretary in a timely fashion. Such notice and information regarding the proposal and the stockholder must be delivered to or mailed and received by Emerson’s Secretary at our principal executive offices, c/o Emerson Radio Corp., 9 Entin Road, Parsippany, New Jersey 07054. If you desire to bring a proposal before the next annual meeting and such proposal is not timely submitted for inclusion in Emerson’s proxy materials relating to that meeting, you can still submit the proposal if it is received by Emerson no later than June 15, 2005.

PERSONS MAKING THE SOLICITATION

     The enclosed proxy is solicited on behalf of our Board of Directors. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our shares of common stock. We have retained the services of American Stock Transfer & Trust Company to solicit proxies by mail, telephone, telegraph or personal contact.

INDEPENDENT PUBLIC ACCOUNTANTS

     BDO Seidman, LLP, independent certified public accountants, has been selected by the Audit Committee of our Board of Directors as our independent auditor for the current year. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he/she desires to do so and is expected to be available to respond to appropriate questions.

OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of Emerson.

FINANCIAL STATEMENTS

     A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2004, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2004, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, Emerson Radio Corp., Nine Entin Road, Parsippany, New Jersey 07054-0430 or on-line at our web site: emersonradio.com.

By Order of the Board of Directors,

ELIZABETH J. CALIANESE
Senior Vice President-Human Resources,
General Counsel and Secretary

July 19, 2004

EXHIBIT 1

EMERSON RADIO CORP.

2004 EMPLOYEE STOCK INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this Emerson Radio Corp. 2004 Employee Stock Incentive Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees and Consultants, and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

     “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

     “Board” means the Board of Directors of the Company.

     “Code” means the Internal Revenue Code of 1986, as amended.

     “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

     “Common Stock” means the common stock, par value $.01 per share, of the Company.

     “Company” means Emerson Radio Corp., a Delaware corporation.

     “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.

     “Director” means a member of the Board.

     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

     “Employee” means any person, including officers and Inside Directors, serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

     (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

     (iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     “Inside Director” means a Director who is an Employee.

     “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

     “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

     “Option” means a stock option granted pursuant to the Plan.

     “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

     “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

     “Parent” means a “parent corporation” of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

     “Plan” means this Emerson Radio Corp. 2004 Employee Stock Incentive Plan.

     “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

     “Restricted Stock Purchase Agreement” means a written agreement between the Company and an Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     “Section 16(b)” means Section 16(b) of the Exchange Act.

     “Service Provider” means an Employee or Consultant.

     “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

     “Subsidiary” means a “subsidiary corporation” of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is two million five hundred thousand (2,500,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant or sale under the Plan.

     4. Administration of the Plan.

     (a) Procedure.

     (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

     (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     (iii) Rule 16b-3. If the Company is subject to Section 16(b), the transactions contemplated hereunder shall (from the date that the Company is first subject to Section 16(b)), be structured to satisfy the requirements for exemption under Rule 16b-3.

     (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

     (i) to determine the Fair Market Value;

     (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

     (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

     (iv) to approve forms of agreement for use under the Plan;

     (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

     (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

     (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (viii) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (ix) to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

          (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator; and

          (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock

Options granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

     (c) The following limitations shall apply to grants of Options:

          (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than one million (1,000,000) Shares.

          (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

          (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsection (i) above.

     7. Term of the Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Options. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. Option Exercise Price; Exercisability.

     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          (i) In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or

               (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

     10. Exercise of Options; Consideration.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. In the event that the

Option Agreement does not provide for a vesting schedule, the applicable Option shall vest and become exercisable as to 33-1/3% of the Shares subject to the Option on the first anniversary of its date of grant, as to 66-2/3% of the Shares subject to the Option on the second anniversary of its date of grant, and as to 100% of the Shares subject to the Option on the third anniversary of its date of grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(e) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than due to termination for Cause (as hereinafter defined) or upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b); however, if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Options three months after the date of such cessation.

     (c) Termination of Service Provider for Cause. If an Optionee ceases to be a Service Provider as a result of termination for Cause (as hereinafter defined), all rights of Optionee to exercise his or her Option shall terminate immediately. For purposes of this Plan, “Cause” shall have the meaning ascribed to it in such Service Provider’s written agreement with the Company or if such person is not a party to a written agreement with the Company or such agreement does not define “Cause” in connection with the termination of services, “Cause” shall mean, in each case as determined by the Committee, (i) fraud, misappropriation, embezzlement, or willful and material damage of or to any property of the Company; (ii) conviction of any crime (whether or not involving the Company) which constitutes a felony in the jurisdiction involved; (iii) malfeasance or nonfeasance in the performance by Service Provider of his or her duties; (iv) failure or refusal of Service Provider to perform his or her duties in accordance with the reasonable directions given by the Board of Directors; or (v) the commission of any material act of dishonesty involving the Company or the disclosure of any confidential information of the Company in an unauthorized manner. It is also specifically understood that, in the event that the termination of a Service Provider is not for “Cause” (as defined herein), but the Company determines after such termination that, in its reasonable judgment, it could have terminated Service Provider for “Cause” (as defined herein), all remaining rights of Optionee to exercise his or her Option(s) during any time period that may still be open pursuant to Section 10(b) herein shall terminate immediately.

     (d) Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

     (e) Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death ((but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

     (f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration. Such consideration may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option at a time when the Company is subject to Section 16(b), have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant and/or a Restricted Stock Purchase Agreement in the form determined by the Administrator, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator. In the event that the Restricted Stock Purchase Agreement does not provide for a lapsing schedule, the restrictions shall lapse as to 33-1/3% of the Shares subject to the Restricted Stock Purchase Agreement on the first anniversary of the grant of the Stock Purchase Right, as to 66-2/3% of the Shares subject to the Restricted Stock Purchase Agreement on the second anniversary of the grant of the Stock Purchase Right, and as to 100% of the Shares subject to the Restricted Stock Purchase Agreement on the third anniversary of the grant of the Stock Purchase Right.

     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

     (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10)

days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after either transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (either event, a “Change of Control”), then each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a Parent or a Subsidiary of the successor corporation has refused to assume or substitute an equivalent option or right for each outstanding Option or Stock Purchase Right, the Optionees shall fully vest in and have the right to exercise each outstanding Option and Stock Purchase Right as to all of the Optioned Stock covered thereby, including Shares which would not otherwise be vested or exercisable. If an Option and/or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all Optionees that all outstanding Options and Stock Purchase Rights shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options and Stock Purchase Rights that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options and Stock Purchase Rights shall be considered assumed if, following the consummation of the Change of Control, the Option and Stock Purchase Right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other securities property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     (c) Additional Conditions. The Administrator shall have the authority to condition the grant of any Option or Stock Purchase Right in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of Optionees to execute lock-up agreements and shareholder agreements in the future.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. Notwithstanding any provision in the Plan to the contrary, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 19 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 19.

     20. Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Option or Stock Purchase Right. Each Optionee who sells any Shares acquired upon exercise of an Incentive Stock Option shall, promptly after such sale, provide the Company with notice of such sale and such information regarding such sale as the Company shall reasonably request.

     21. Governing Law. This Plan shall be governed by the laws of the state of Delaware.

EXHIBIT 2

EMERSON RADIO CORP.

2004 NON-EMPLOYEE OUTSIDE DIRECTOR STOCK OPTION
PLAN

     1. Purposes of the Plan. The purposes of this Emerson Radio Corp. 2004 Non-Employee Outside Director Stock Option Plan are: to attract qualified individuals for positions of responsibility as outside directors of the Company, and to provide incentives for qualified individuals to remain on the Board as outside directors.

     2. Definitions. As used herein, the following definitions shall apply:

     “Annual Meeting” means the annual meeting of shareholders of the Company.

     “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

     “Board” means the Board of Directors of the Company.

     “Code” means the Internal Revenue Code of 1986, as amended.

     “Committee” means a committee designated by the Board and consisting solely of members of the Board who are not Outside Directors.

     “Common Stock” means the common stock, par value $.01 per share, of the Company.

     “Company” means Emerson Radio Corp., a Delaware corporation.

     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

          (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

          (iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Committee.

     “Option” means a stock option granted pursuant to the Plan.

     “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     “Optionee” means the holder of an outstanding Option granted under the Plan.

     “Outside Director” means any member of the Board who, on the date such person is to receive a grant of an Option hereunder, shall not have served as an employee of the Company or any of the Company’s subsidiaries during the twelve-months preceding such date of grant.

     “Plan” means this Emerson Radio Corp. 2004 Non-Employee Outside Director Stock Option Plan.

     “Share” means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

     3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is two hundred fifty thousand (250,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased

Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. Administration of the Plan.

     (a) Administration. The Plan shall be administered by the Committee. The Committee shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of Common Stock;

          (ii) to approve forms of agreement for use under the Plan;

          (iii) to determine the exercise price of Options;

          (iv) to construe and interpret the terms of the Plan;

          (v) to prescribe, amend and rescind rules and regulations relating to the Plan;

          (vi) to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the shares of Common Stock to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Committee in its discretion;

          (vii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option granted by the Committee; and

          (viii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (b) Effect of Committee’s Decision. The Committee’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5. Eligibility. The only persons who shall be eligible to receive Options under the Plan shall be persons who, on the date such Options are granted, constitute Outside Directors.

     6. Term of the Plan. No Option may be granted under the Plan more than ten (10) years after the date the Plan is first adopted by the Board.

     7. Grant of Options. Each Outside Director on the day following the Annual Meeting in 2004 or the day first elected to serve on the Board, whichever is later, shall automatically be granted Options to purchase twenty five thousand (25,000) shares of Common Stock on the terms and conditions set forth herein. Each Outside Director who, as of the day following the Annual Meeting in 2004, is first elected chairman of a specific duly constituted committee of the Board (a “Board Committee”) shall also automatically be granted Options to purchase an additional twenty five thousand (25,000) shares of Common Stock on the terms and conditions set forth herein. Each Outside Director who, as of the day following the Annual Meeting in 2004, is not chairman of a specific Board Committee, shall automatically be granted Options to purchase an additional twenty five thousand (25,000) shares of Common Stock on the terms and conditions set forth herein on the date, if any, that he or she is elected to serve as chairman of such specific Board Committee.

     8. Option Provisions. Each Option shall be in such form and shall contain such terms and conditions as required by the Plan and the Committee. Each Option shall include (through incorporation of provisions hereof or by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

     (a) Term. Each Option shall cease to be exercisable ten (10) years after the date on which it is granted.

     (b) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant.

     (c) Exercise Period. Unless the exercise date of an Option is accelerated pursuant to Section 13 hereof, the following provisions shall apply with respect to the exercise of Options:

          (i) during the first year after the date of grant, such Option shall not be exercisable; and

          (ii) during the second year after the date of grant, such Option may only be exercised as to up to 33% of the shares of Common Stock initially covered thereby; and

          (iii) during the third year after the date of grant, such Option may only be exercised as to up to 66-2/3% of the shares of Common Stock initially covered thereby; and

          (iv) such Option may be exercised in its entirety or as to any portion thereof at any time during the fourth year after the date of grant and thereafter until the term of such Option expires or otherwise ends.

     9. Method of Exercise; Rights as a Shareholder.

     (a) Procedure for Exercise. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option Agreement and Section 9(b) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. An Option may not be exercised for a fraction of a Share. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares;

          (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (vi) any combination of the foregoing methods of payment; or

          (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Termination of Board Status. In the event that an Optionee ceases to serve on the Board for any reason other than cause, death or disability, such Optionee’s Options shall automatically terminate three months after the date on which such service terminates, but in any event not later than the date on which such Options would terminate pursuant to Section 8(a) hereof. In the event that an Optionee is removed from the Board by means of a resolution which recites that the Optionee is being removed solely for cause, such Optionee’s Options shall automatically terminate on the date such removal is effective. In the event that an Optionee ceases to serve on the Board by reason of death or disability, an Option exercisable by him shall terminate one year after the date of death or disability of the Optionee, but in any event not later than the date on which such Options would terminate pursuant to Section 8(a) hereof. During such time after death, an Option may only be exercised by the Optionee’s personal representative, executor or administrator, as the case may be. No exercise permitted by this Section 10 shall entitle an Optionee or his personal representative, executor or administrator to exercise any portion of any Option beyond the extent to which such Option is exercisable pursuant to Section 8 hereof on the date such Optionee ceases to serve on the Board.

     11. Non-Transferability of Options. Unless determined otherwise by the Committee, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Committee makes an Option transferable, such Option shall contain such additional terms and conditions as the Committee deems appropriate.

     12. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     13. Mandatory Exercise. Notwithstanding anything to the contrary set forth in the Plan, in the event that (x) the Company should adopt a plan of reorganization pursuant to which (i) it shall merge into, consolidate with, or sell substantially all of its assets to, any other corporation or entity or (ii) any other corporation or entity shall merge into the Company in a transaction in which the Company shall become a wholly-owned subsidiary of another entity, or (y) the Company should adopt a plan of complete liquidation, then (I) all Options granted hereunder shall be deemed fully vested and (II) the Company may give an Optionee written notice thereof requiring such Optionee either (a) to exercise his or her Options within thirty (30) days after receipt of such notice, including all installments whether or not they would otherwise be exercisable at such date, (b) in the event of a merger or consolidation in which shareholders of the Company will receive shares of another corporation, to agree to convert his or her Options into comparable options to acquire such shares, (c) in the event of a merger or consolidation in which shareholders of the Company will receive cash or other property (other than capital stock), to agree to convert his or her Options into such consideration (in an amount representing the appreciation over the exercise price of such Options) or (d) to surrender such Options or any unexercised portion thereof.

     14. Grant Agreement. Each grant of an Option under the Plan will be evidenced by a document in such form as the Committee may from time to time approve. Such document will contain such provisions as the Committee may in its discretion deem advisable, including without limitation additional restrictions or conditions upon the exercise of an Option, provided that such provisions are not inconsistent with any of the provisions of the Plan. The Committee may require an Optionee, as a condition to the grant or exercise of an Option or the issuance or delivery of shares upon the exercise of an Option or the payment therefor, to make such representations and warranties and to execute and deliver such notices of exercise and other documents as the Committee may deem consistent with the Plan or the terms and conditions of the Option Agreement. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Committee may also require the Optionee to execute and deliver documents containing such representations (including the investment representations described in Section 16(b) of the Plan), warranties and agreements as the Committee or counsel to the Company shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of 1933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

     15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     (c) Additional Conditions. The Committee shall have the authority to condition the grant of any Option in such other manner that the Committee determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

     20. Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Optionee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Option.

     21. Governing Law. This Plan shall be governed by the laws of the state of Delaware.

EXHIBIT 3

EMERSON RADIO CORP.

NOMINATING COMMITTEE CHARTER

Purposes of the Nominating Committee

     The purposes of the Nominating Committee are:

•	to consider proposals made by shareholders and others to nominate specific individuals to the Board of Directors of Emerson Radio Corp. (the “Company”);

•	to identify qualified individuals for membership on such Board (the “Board”); and

•	to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.

Membership of the Nominating Committee

     The Nominating Committee:

•	shall consist of not less than three members of the Board, the exact number to be established by the Board of Directors from time to time;

•	shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company; and

•	shall consist solely of members who are appointed by, and who may be removed by, the Board.

Criteria for Nomination to the Board of Directors

     Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee’s opinion, satisfy the following criteria (the “Minimum Criteria”) together with such other criteria as shall be established by the Nominating Committee:

•	such nominee shall satisfy any legal requirements applicable to members of the Board;

•	such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	such nominee shall have a reputation, in one or more of the communities serviced by the Company and its subsidiaries, for honesty and ethical conduct;

•	such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and

•	such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Procedures to be Followed with Respect to the Submission of Names for Consideration by the Nominating Committee.

     The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above. Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

     In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

     The Nominating Committee may, but shall not be required to, develop other procedures (the “Additional Procedures”) designed to supplement the Minimum Procedures.

Processes to be Followed in Considering Candidates

     Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

     There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

     The Nominating Committee shall:

•	determine whether other criteria (the “Additional Criteria”), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

•	take into account a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board of Directors;

•	determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

•	annually review the size, composition and needs of the Board and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of shareholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

•	consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

•	annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

     The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

     The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

EMERSON RADIO CORP.

Board of Directors Proxy for the Annual Meeting
of Stockholders at 1:00 p.m. (local time), Friday, August 6, 2004
LaCima Club
The Tower at Williams Square, Suite 2600
5215 North O’Connor Road
Irving, Texas 75039

     The undersigned Stockholder of Emerson Radio Corp. (the “Company”) hereby appoints Geoffrey P. Jurick and Kenneth A. Corby, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above stated Annual Meeting and at any adjournment(s) thereof.

(Continued on reverse side)

\

Please date, sign and mail your proxy card back as soon as possible!

Annual Meeting of Stockholders - EMERSON RADIO CORP.
August 6, 2004
â Please Detach and Mail in the Envelope Provided â

☒	Please mark your
votes as in this example.

		FOR all nominees listed	WITHHOLD AUTHORITY
		at right (except as provided	to vote for all nominees
		to the contrary below)	at right

1.	To elect five	☐	☐	Nominees:
	directors for a			Geoffrey P. Jurick
	one-year term			Robert H. Brown, Jr.
Peter G. Bunger
Jerome H. Farnum
Herbert A. Morey

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

		FOR	WITHHOLD AUTHORITY

2.	To adopt the 2004	☐	☐
Employee Stock
Incentive Plan

		FOR	WITHHOLD AUTHORITY

3.	To adopt the 2004	☐	☐

Non-Employee

Outside Director

Stock Option Plan

4.	To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2) and (3), THIS PROXY WILL BE VOTED “FOR” SUCH ITEM(S). THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company’s 2004 Annual Report and Notice of Meeting and Proxy Statement, dated July 19, 2004, is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. PLEASE SIGN, DATE AND MAIL TODAY.

SIGNATURE		DATE

SIGNATURE		DATE

IF HELD JOINTLY

NOTE: (Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)